Exhibit 10.45

FIRST AMENDMENT

THIS FIRST AMENDMENT dated as of October 27, 2008 (this “Amendment”), among AMYLIN PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), each of the Company’s subsidiaries listed on the signature pages hereto (collectively, together with the Company, the “Borrowers” and each a “Borrower”), the Lenders (as defined below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent and L/C Issuer (in such capacity, the “Administrative Agent”) for the Lenders.

W I T N E S S E T H:

WHEREAS, the Borrowers are a party to a Credit Agreement, dated as of December 21, 2007, among the Borrowers, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent, and the other agents, lead arranger and book manager party thereto (the “Existing Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement;

WHEREAS, the Borrowers and the Administrative Agent are parties to a Pledge and Security Agreement, dated as of December 21, 2007 (the “Existing Security Agreement”);  and

WHEREAS, the parties hereto have agreed, subject to the terms and conditions hereof, to amend and modify the Existing Credit Agreement and the Existing Security Agreement as provided herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.01.                                                           Amendment to Section 2.07 of the Existing Credit Agreement.  Section 2.07(a) of the Existing Credit Agreement is hereby deleted in its entirety and replaced by the following:

(a) Term Loans.  The Borrowers shall repay to the Term Lenders the aggregate principal amount of all Term Loans outstanding on each quarterly date set forth below in the respective amounts equal to the percentages of the Term Loans set forth below (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05):

Date	Amount
March 23, 2009	6.25%
June 22, 2009	6.25%
September 21, 2009	6.25%
December 21, 2009	6.25%
March 22, 2010	6.25%
June 21, 2010	6.25%
September 21, 2010	6.25%
December 21, 2010	56.25%

provided, however, that notwithstanding anything herein to the contrary, the final principal repayment installment of the Term Loans shall be repaid on the Maturity Date for the Term Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term Loans outstanding on such date.

SECTION 1.02.                                                           Amendment to Section 6.01(c) of the Existing Credit Agreement.  Section 6.01(c) of the Existing Credit Agreement is hereby amended by deleting the phrase “but in any event at least 60 days after the end of each fiscal year of the Company” and replacing it with “but in any event no later than 60 days after the end of each fiscal year of the Company”.

SECTION 1.03.                                                           Amendment to Section 6.02 of the Existing Credit Agreement.   The penultimate paragraph of Section 6.02 of the Existing Credit Agreement is hereby amended by (i) replacing the reference to “Section 6.02(d)” in the first sentence thereof with a reference to “Section 6.02(c)” and (ii) replacing the reference to “Section 6.02(b)” in the second sentence thereof with a reference to “Section 6.02(a)”.

SECTION 1.04.                                                           Amendment to Section 8.02 of the Existing Credit Agreement. Section 8.02 of the Existing Credit Agreement is hereby deleted in its entirety and replaced by the following:

8.02                           Remedies upon Event of Default.  If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

(a)                                  declare the commitment of each Lender to make Loans, any obligation of Bank of America to enter into Secured Hedge Agreements under the Permitted FX Facility and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(b)                                 declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;

(c)                                  require that the Borrowers Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

(d)                                 exercise on behalf of itself, the Lenders and the L/C Issuer all rights and remedies available to it, the Lenders and the L/C Issuer under the Loan Documents;

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provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrowers under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans, any obligation of Bank of America to enter into Secured Hedge Agreements under the Permitted FX Facility and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrowers to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

SECTION 1.05.                                                           Amendment to Schedule 10.02 to the Existing Credit Agreement.  Schedule 10.02 to the Existing Credit Agreement shall be amended by adding the following website of the Company to such Schedule:  www.amylin.com.

SECTION 1.06.                                                           Amendment to Section 3.01 of the Existing Security Agreement.   The first sentence of the last paragraph of Section 3.01 of the Existing Security Agreement is hereby amended by deleting the reference to “clauses (i) through (iv) above” with a reference to “clauses (i) through (iii) above”.

SECTION 1.07.                                                           Amendment to Section 4.01(f) of the Existing Security Agreement.  The first sentence of Section 4.01(f) of the Existing Security Agreement is hereby amended by deleting the clause at the end of such sentence that begins “provided, however” and replacing it with the following clause:

; provided, however, that any Grantor shall not be required to deliver an Account Control Agreement in respect of any Deposit Account that consists solely of Excluded Collateral or is exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Grantors’ employees.

SECTION 1.08.                                                           Representations and Warranties.  Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

(a)                                  The representations and warranties of such Borrower contained in Article V of the Existing Credit Agreement, as amended hereby (the “Amended Credit Agreement”), or any other Loan Document (except for any Secured Hedge Agreements or Secured Cash Management Agreements) or which are contained in any document furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and on and as of the Amendment Effective Date with the same effect as if made on and as of the date hereof or the Amendment Effective Date, as the case may be, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (b) of the Existing Credit Agreement shall be deemed

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to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) thereof, respectively.

(b)                                 After giving effect to this Amendment, each Loan Party is in compliance with all the terms and conditions of the Amended Credit Agreement and the other Loan Documents on its part to be observed or performed and no Default or Event of Default has occurred or is continuing under the Amended Credit Agreement.

(c)                                  The execution, delivery and performance by such Borrower of this Amendment have been duly authorized by such Borrower.

(d)                                 Each of this Amendment and the Amended Credit Agreement constitutes the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms.

(e)                                  The execution, delivery, performance and compliance with the terms and provisions by such Borrower of this Amendment and the consummation of the transactions contemplated herein, do not and will not: (i) contravene the terms of any of such Borrower’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or (except for the Liens created under the Loan Documents) the creation of any Lien under, (A) any material Contractual Obligation to which such Borrower is a party affecting such Borrower or the properties of such Borrower or its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject or (C) violate any Law.

SECTION 1.09.                                                           Effectiveness.  This Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the “Amendment Effective Date”):

(a)                                  The Administrative Agent shall have received duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of the Borrower, the Administrative Agent and the Required Lenders.

(b)                                 The Administrative Agent on behalf of the Lenders shall have received such other documents, instruments and certificates as they shall reasonably request and such other documents, instruments and certificates shall be satisfactory in form and substance to the Lenders and their counsel.  All corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Lenders and their counsel.

SECTION 1.10.                                                           APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 1.11.                                                           Costs and Expenses.  The Borrowers promptly shall pay all costs and expenses of the Administrative Agent in connection with the preparation, execution and

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delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04(a) of the Amended Credit Agreement.

SECTION 1.12.                                                           Loan Document; Counterparts.  This Amendment is and from and after the Amendment Effective Date shall be deemed to be a “Loan Document” under the Amended Credit Agreement. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.

SECTION 1.13.                                                           Existing Credit Agreement and Existing Security Agreement.  Except as expressly set forth herein, the amendment provided herein shall not, by implication or otherwise, limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement, the Existing Security Agreement or any other Loan Document, nor shall it constitute a waiver of any Default or Event of Default, nor shall it alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Existing Security Agreement or any other Loan Document.  The amendment provided herein shall apply and be effective only with respect to the provisions of the Existing Credit Agreement and the Existing Security Agreement specifically referred to by such amendment.  Except to the extent a provision in the Existing Credit Agreement or the Existing Security Agreement is expressly amended herein, the Existing Credit Agreement and the Existing Security Agreement shall continue in full force and effect in accordance with the provisions thereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

AMYLIN PHARMACEUTICALS, INC., as a Borrower

By:		/s/ Mark Foletta
Name:		Mark Foletta
Title:		Senior Vice President, Finance and Chief
Financial Officer

AMYLIN OHIO LLC, as a Borrower

	By:	Amylin Pharmaceuticals, Inc.,
its Sole Manager

By:		/s/ Mark Foletta
Name:		Mark Foletta
Title:		Senior Vice President, Finance and Chief
Financial Officer

AMYLIN INVESTMENTS LLC, as a Borrower

	By:	Amylin Pharmaceuticals, Inc.,
its Sole Manager

By:		/s/ Mark Foletta
Name:		Mark Foletta
Title:		Senior Vice President, Finance and Chief
Financial Officer

First Amendment to Credit Agreement

Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Brenda H. Little
Name:	Brenda H. Little
Title:	Vice President

First Amendment to Credit Agreement

Signature Page

BANK OF AMERICA, N.A., as a Revolving Credit Lender, L/C Issuer and Hedge Bank under the Permitted F/X Facility

By:	/s/ Karin S. Barnes
Name:	Karin S. Barnes
Title:	Senior Vice President

First Amendment to Credit Agreement

Signature Page

BANC OF AMERICA LEASING & CAPITAL, LLC, as a Term Lender

By:	/s/ Lori J. Noberini
Name:	Lori J. Noberini
Title:	Vice President

First Amendment to Credit Agreement

Signature Page

SILICON VALLEY BANK, as a Term Lender

By:	/s/ Sarah Larson
Name: Sarah Larson
Title: Relationship Manager

First Amendment to Credit Agreement

Signature Page

BMO CAPITAL MARKETS FINANCING, INC., as a Term Lender

By:	/s/ Andrew Pluta
Name:	Andrew Pluta
Title:	Vice President, Healthcare

First Amendment to Credit Agreement

Signature Page

FIRST BANK, as a Term Lender

By:	/s/ Gilmore Hector
Name:	Gilmore Hector
Title:	Vice President

First Amendment to Credit Agreement

Signature Page

AIB DEBT MANAGEMENT, LIMITED, as a Term Lender

By:	/s/ Mia Bolin
Name:	Mia Bolin
Title:	Assistant Vice President, Investment Advisor to AIB Debt Management, Limited

AIB DEBT MANAGEMENT, LIMITED, as a Term Lender

By:	/s/ Eanna P. Mulkere
Name:	Eanna P. Mulkere
Title:	Assistant Vice President, Investment Advisor to AIB Debt Management, Limited

First Amendment to Credit Agreement

Signature Page